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                                                                  EXHIBIT 10.4
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                             TROVER SOLUTIONS, INC.
                       (F/K/A HEALTHCARE RECOVERIES, INC.)
                                 AS THE BORROWER

                                       AND

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                                       AND

                         NATIONAL CITY BANK OF KENTUCKY
                             AS ADMINISTRATIVE AGENT

                                       AND

                            BANK ONE, KENTUCKY, N.A.
                              AS SYNDICATION AGENT

                              ---------------------

                                 AMENDMENT NO. 2
                                   DATED AS OF
                               FEBRUARY 21, 2003

                                       TO

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT
                                   DATED AS OF
                                NOVEMBER 1, 2001

                              ---------------------


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         AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 21, 2003 (this "AMENDMENT"), among the following:

                  (I) TROVER SOLUTIONS, INC. (f/k/a Healthcare Recoveries, Inc.), a Delaware corporation (herein, together with its successors and assigns, the "BORROWER");

                  (II) the financial institutions listed on the signature pages hereof (the "LENDERS");

                  (III) NATIONAL CITY BANK OF KENTUCKY, a national banking association, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement; and

                  (IV) BANK ONE, KENTUCKY, N.A., a national banking association, as Syndication Agent (the "SYNDICATION AGENT"). PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, the Administrative Agent and the Syndication Agent entered into the Amended and Restated Credit Agreement, dated as of November 1, 2001, as amended by Amendment No. 1 thereto, dated as of September 23, 2002 (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to amend certain terms of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1.        AMENDMENT.

         Effective on the Amendment Effective Date (as defined in section 3 hereof), section 9.6(ii) of the Credit Agreement is amended to read in its entirety as follows:

                  (ii) the Borrower and its Subsidiaries shall be permitted to purchase and/or repurchase for cash consideration shares of common stock of the Borrower (and any associated rights) subsequent to the Closing Date, PROVIDED that as of the date of any such purchase or repurchase, and after giving effect thereto, the Borrower's (i) ratio of (a) the amount of Consolidated Total Indebtedness to (b) Consolidated EBITDA is less than 1.00 to 1.00, and (ii) amount of Consolidated Total Indebtedness is less than $10,000,000 in the aggregate.
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         SECTION 2.        REPRESENTATIONS AND WARRANTIES.

                  The Borrower represents and warrants as follows:

                  2.1. AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

                  2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

                  2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

                  2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

                  SECTION 3. EFFECTIVENESS.

                  This Amendment shall become effective as of February 21, 2003 (the "AMENDMENT EFFECTIVE DATE"), if the following conditions are satisfied:

                  (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Administrative Agent shall have been notified by the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution); and

                  (c) the Borrower shall have paid to the Administrative Agent, in immediately available funds, for the account of each Lender executing a counterpart of this Amendment, by 5:00 P.M. on February ___, 2003, a non-refundable amendment fee computed at the rate of 5 basis points on the amount of the Commitment of each such Lender (the Administrative Agent shall promptly pay over to each Lender its amendment fee).

         The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.
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                  SECTION 4. RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

                  SECTION 5. MISCELLANEOUS.

                  5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

                  5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

                  5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

                  5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

                  5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

                  5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

                  5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written

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or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

                  5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

                              [SIGNATURES FOLLOW.]


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         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                              TROVER SOLUTIONS, INC.


                              By: /s/ Douglas R. Sharps
                                 --------------------------------
                              Name: Douglas R. Sharps
                              Title: Executive VP & CFO

                              NATIONAL CITY BANK OF KENTUCKY,
                                individually as a Lender, a Letter of
                                Credit Issuer and as Administrative Agent

                              By:     /s/ Roderic M. Brown
                                 -------------------------------
                              Name: Roderic M. Brown
                              Title:   Senior Vice President

                              BANK ONE, KENTUCKY, N.A.,
                              individually as a Lender and as Syndication
                              Agent

                              By:  /s/ James D. Baker
                                 -------------------------------
                              Name: James D. Baker
                              Title: Vice President

                              FIFTH THIRD BANK, KENTUCKY, INC.


                              By:  /s/ Richard G. Whipple
                                  ------------------------------
                              Name:  Richard G. Whipple
                              Title: Assistant Vice President